UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  January 16, 2004
       (Date of Earliest Event Reported:  January 16, 2004)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600




Item 5. Other Events and Regulation FD Disclosure
        ------------------------------------------

     On January 16, 2004, we announced that our business unit El Paso Merchant Energy has agreed to sell 25 domestic power generation facilities to Northern Star Generation LLC, a wholly-owned subsidiary of AIG Highstar Generation LLC, for approximately $746 million plus the assumption of approximately $174 million of consolidated non-recourse debt. Northern Star Generation LLC and AIG Highstar Generation LLC are units of AIG Global Investment Group (AIGGIG). A copy of this press release is attached as
Exhibit 99.A and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   ------------
                  99.A     Press Release dated January 16, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By:  /s/ Jeffrey I. Beason
                                 --------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  January 16, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.A        Press Release dated January 16, 2004.